UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-KA

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 13, 2006

____________________________

THE CHILDREN’S INTERNET, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-29611 (Commission File Number)		20-1290331 (IRS Employer Identification No.)
5000 Hopyard Road, SUITE 320 Pleasanton, CA 94588 (Address of Principal Executive Offices and zip code)

(925)737-0144
(Registrant's telephone

number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-KA filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 3, 2006, the Company received a one line letter from its auditors, Marc Lumer & Company that they had resigned as the Company’s auditors effective immediately. A copy of this letter has been attached hereto as Exhibit 16.1. Based on that letter the Company issued the Form 8-K on October 4, 2006. The resignation was not the result of a disagreement between the Company and its auditors, but was a result of the filing of the SEC Complaint against the Company and other parties.

On October 9, 2006, the Company received a second letter from its auditors, Marc Lumer & Company, demanding that the Company file with the SEC a Report on Form 8-K that they are withdrawing their opinions. Marc Lumer & Company stated, “we believe the public should not rely on our opinions.” Attached please find a copy of the letter attached hereto as Exhibit 16.2. Without admitting or denying any of the allegations contained in the Complaint filed by the SEC and with no further comment on the actions of the Company’s auditors the Company is fulfilling its statutory duty to put forth the information on this Form 8-KA. Pursuant to Reg S B Item 304 a copy of this Form 8-KA is being sent to Marc Lumer & Company for their review and comment. When and if any response is received by the Company it will amend its Form 8-KA as is appropriate.
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Item 8.01 Other Matters:

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Auditors Letter of Resignation Dated October 2, 2006

Exhibit 16.2 Auditors Letter of Resignation with Demand Dated October 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Children’s Internet, Inc.

Date: October 13, 2006	By:	/s/ Sholeh Hamedani
Sholeh Hamedani, Chief Executive Officer

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